UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 04/25/2017

STEPAN COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois		60093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 446-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

Stepan Company (“Stepan”) held its Annual Meeting of Stockholders on April 25, 2017 (the “Annual Meeting”). At the Annual Meeting, there were 18,981,326 shares of Stepan’s common stock represented to vote either in person or by proxy, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (i) election of two nominees to serve as directors until the annual meeting of stockholders to be held in 2020; (ii) an advisory resolution on the compensation of Stepan’s named executive officers; (iii) an advisory vote on the frequency of future stockholder advisory votes on the compensation of Stepan’s named executive officers and (iv) ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as Stepan’s independent registered public accounting firm for fiscal year 2017.

Set forth below are the matters acted upon at the Annual Meeting and final voting results on each such matter as reported by Stepan’s inspector of elections.

Proposal 1:  Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joaquin Delgado	16,567,509	389,052	5,254	2,019,511
F. Quinn Stepan, Jr.	15,935,460	1,018,997	7,358	2,019,511

Proposal 2:  Advisory Resolution on the Compensation of Stepan’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,426,824	493,988	41,003	2,019,511

Proposal 3: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of Stepan’s Named Executive Officers

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
12,762,501	135,049	3,785,392	278,873	2,019,511

In light of the vote as to how frequently Stepan will include a stockholder vote on the compensation of named executive officers in its proxy materials, Stepan will include such a vote every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers, unless Stepan’s Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of stockholders.

Proposal 4: Ratification of Appointment of Deloitte as Stepan’s Independent Registered Public Accounting Firm for Fiscal Year 2017

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,783,110	165,044	33,172	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: May 1, 2017
	By:	/s/ Jennifer Ansbro Hale
Jennifer Ansbro Hale
Vice President, General Counsel, Chief Compliance Officer and Secretary